SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2005

Philadelphia Consolidated Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer’ Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA		19004

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 617-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On June 16, 2005, the Company issued a press release announcing that it has received a subpoena from the Securities and Exchange Commission requesting information relating to non-traditional insurance arrangements with Gen Re Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and as incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 Press Release dated June 16, 2005

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp. (Registrant)
Dated: June 17, 2005	By:	Craig P. Keller

Craig P. Keller Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release dated June 16, 2005	Furnished electronically herewith.